Exhibit 99.1

Nationstar Update December 17, 2015 Helping You Achieve More

Disclaimers Forward Looking Statements Any statements in this presentation that are not historical or current facts are forward looking statements. These forward looking statements include, but are not limited to, statements regarding: our 2016 corporate initiatives and goals, servicing profitability and targets, originations recapture and earnings outlook and Xome strategic growth and profitability. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward looking statements. Certain of these risks and uncertainties are described in the “Business” and “Risk Factors” sections of our most recent annual report and other required documents as filed with the SEC, which are available at the SEC’s website at http://www.sec.gov. Nationstar undertakes no obligation to publicly update or revise any forward looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. Non-GAAP measures This presentation contains certain references to non-GAAP measures. Please refer to the Appendix and Endnotes for more information on non-GAAP measures. 1

Nationstar Overview

Nationstar Mortgage

Nationstar (NYSE:NSM) is a residential mortgage services company and the largest non-bank servicer in the U.S.

Nationstar Mortgage

$1.2B[1] Market Cap.

Nationstar Mortgage — *Service provider to consumers*

xome — *3rd parties, home buyers/sellers, and Nationstar*

Servicing

- ✓ ***$408B UPB; 4th largest mortgage servicer[1] and largest non-bank servicer***
- ✓ 2.4mm+ customers
- ✓ Service all product / investor types
- ✓ Recently awarded a private-label servicing contract with a large, highly-respected financial institution
- ✓ ***5 out of 5 star rating with Fannie Mae***

Champion Mortgage

Originations

- ✓ ***$18B[2] in mortgage originations; 13th largest home mortgage originator[3]***
- ✓ Products: agency and government
- ✓ New initiative to diversify into FHA/VA originations

Greenlight Loans

Real Estate Exchange

- ✓ ***Sold ~22,000 properties in 2015[4]***
- ✓ HomeSearch.com & Real Estate Digital
- ✓ End-to-end transaction engine
- ✓ Asset management / property disposition
- ✓ MLS data, online marketing, transaction management, digital media solutions

homesearch.com; red Real Estate Digital

Real Estate Services

- ✓ ***Completed 678,000 fulfillment orders in 2015[4]***
- ✓ Title365
- ✓ Title / escrow / settlement
- ✓ Appraisal / valuation
- ✓ Increasing 3rd party business to over 34% of current volume[5]

XL labs; Title365

1) As of December 14, 2015
2) Nationstar anticipates FYE'15 originations volume of approximately $18 Billion
3) Inside Mortgage Finance Q3'15 rankings
4) Based on Q3'15YTD annualized
5) As of Q3'15

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2015 Highlights I Servicing Boarded $58 billion of UPB Awarded $55 billion sub-servicing contract with a well-respected and growing originator Provided solutions for homeowners and significantly reduced customer complaints II Originations Continues to be solid business that delivers high margin and replenishes MSR at attractive rates Increased funded volume 20% year-over-year Improved turn-times Improved recapture rate to 28% III Xome Significant investments in technology (e.g., Xome.com, mobile app, workflow technologies, notary signing); including 1+ million downloads of mobile app Significantly grew third-party revenues to 34% of total revenues Acquired and integrated Title 365 and Quantarium 3

Cash Flow Earnings Per Share Operations continue to earn strong, recurring consolidated adjusted cash flows GAAP noise caused principally by mark-to-market adjustments and amortization Adjusted cash flow is the best proxy for: The underlying performance of the business, and Our ability to invest in strategic initiatives Recorded strong adjusted cash flow of $116 million in Q3’15 Cash Flow Earnings per Share per Quarter(1) FY’14 YTD’15 % Change Cash Flow Earnings per Share $3.02 $3.42 13% 1) Adjusted cash flow excluding partner payments and cash taxes; assumes 109.8 million share count; quarterly average 4

Capital Allocation Strategy Strong business fundamentals and prudent balance sheet management provides runway for future capital decisions Nationstar uses of cash: Fund ongoing MSR acquisitions and accretive bolt-on acquisitions that meet our return criteria Repurchase shares when current price is trading at a significant discount to intrinsic book value Nationstar’s Board of Directors authorized a $150 million share repurchase Maximize/optimize balance sheet capacity for flexibility 9/30/15 Per Share(2) Tangible Book Value $1,584 $ 14.42 Intrinsic MSR Value @ 30% Recapture (1)(2) 357 3.25 Corporate Overhead (5 years Exp. @ 10% Discount Rate)(2) (209) (1.91) Intrinsic Book Value (excluding Xome) $ 1,731 $ 15.77 Xome Value (4) $1B+ Currently trading 22% below tangible book value and 29% below intrinsic book value (3) 1) Recapture value not included in MSR valuation 2) Represents illustrative economic values to Nationstar based on the 9/30/15 balance sheet 3) Based on 12/14/15 closing price of $11.22 4) Based on previously disclosed valuation estimate 5

Servicing Highlights Sequential progress in profitability to 3.6 bps in Q3(1) Ending UPB of $408B – significant scale in an asset that will appreciate with the rise in interest rates Awarded $50B+ sub-servicing contract from a leading diversified financial services organization Target(2): Profitability of 5 bps in Q4’15 and 5-7 bps in in 2016(3) Servicing annual PTI expected to almost double if 5 bps is achieved in Q4’15 Improving Financial Results(1)(2) $ mm, unless otherwise noted Q2’15 Q3’15 Q-o-Q Operating Revenue $408 $419 $11 Total Expenses 203 201 $2 Adj. Operating Income $205 $218 $13 Adj. Operating Income (bps) 20.8 21.8 1.0 bps Total Amortization (88) (82) $6 Financing Structure Payments (94) (100) $(6) Adj. Pretax Income $23 $36 $13 Adj. Pretax Income (bps) 2.3 3.6 1.3 bps Key Metrics: Avg. UPB ($B) $395 $400 $5 Key Operational Metrics Q2’15 Q3’15 % Change 60+ day delinquency 7.4% 7.2% 3% Payoff requests 68,000 63,000 8% Annualized CPR rate 16.9% 16.2% 4% Workouts 16,831 16,340 (3%) 1) Please refer to Appendix for information on non-GAAP numbers and reconciliations. 2) Estimates of future profitability targets are forward looking and based on a number of factors outside our control. Results could differ materially. 3) Full-year average, will vary quarter-by-quarter. 6

Positioned for a Rising Rate Environment

Nationstar MORTGAGE

Our servicing segment is well positioned to benefit from a rising rate environment that will result in improved earnings and an extended duration of our cash flows

- Drivers of MSR Value:
  - ✓ Lower customer complaint volume
    - ✓ 32% customer complaint decline from Oct.'14 to Oct.'15
  - ✓ Ability to recapture repeat customers - continue to focus on recapture
  - ✓ Proven ability to lower delinquencies
    - ✓ Improved from 10.6% to 7.2% over the past year[(1)]

Financial Impact of CPR and DQ Variance[(2)]

2016 Adj Pre-tax Income

+/- 1% CPR Variance		
$ PTI	bps	EPS
$19mm	0.5	$ 0.11

+/- 1% 60+DQ Variance		
$ PTI	bps	EPS
$28mm	0.7	$ 0.16

MSR Fair Value MTM

+/- 1% CPR Variance		
$ PTI	bps	EPS
$51mm	1.3	$ 0.29

+/- 1% 60+DQ Variance		
$ PTI	bps	EPS
$49mm	1.3	$ 0.28

1) Q3'15 vs Q3'14
2) Net income assumes a 38% tax rate.
Note: *Our total market risk is influenced by a wide variety of factors including market volatility and the liquidity of the markets. There are certain limitations inherent in the sensitivity analysis presented, including the necessity to conduct the analysis based on a single point in time and the inability to include the complex market reactions that normally would arise from the market shifts modeled.*

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Originations Highlights $4.9B in funded volume(1), highest since Q4’13, and up 22% YoY $50 million of adjusted pretax income(2) in Q3 Increased recapture rate to 28% Q4 Preview: steady recapture rate and lower earnings driven by seasonality and temporary TRID delays Strong Financial Results(2) $ in mm, unless otherwise noted Q2’15 Q3’15 QoQ% Revenue $170 $180 6% Total Expenses 111 130 (15)% Adjusted Pretax Income $59 $50 (15)% Key Metrics: Funded Volume ($B) $4.8 $4.9 2% Recapture percentage 25% 28% 12% Purchase % funded volume 27% 27% 0% 30 year mortgage rate(3) 4.02% 4.06% 0.04% Funded Volume $B +20% Year-over-Year $4.1 $3.6 $4.2 $4.8 $4.9 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 1) As of Q3’15 2) Please refer to Appendix for information on non-GAAP numbers and reconciliations. Adjusted in Q2 for non-recurring expenses of $4 million; no adjustments for Q3. 3) Per Federal Reserve data. 8

Building Off A Strong Platform Servicing: Financial Performance(1) $ mm Q3’14 Q4’14 Q1’15 Q2’15 Q3’15 Operating Revenue $381 $388 $375 $408 $419 Total Expenses 172 174 197 203 201 Adj. Operating Income $209 $214 $178 $205 $218 Adj. Operating Income (bps) 22.1 22.5 18.4 20.8 21.8 Total Amortization (60) (68) (76) (88) (82) Financing Structure Payments (100) (99) (94) (94) (100) Adjusted Pretax Income $49 $47 $7 $23 $36 Adjusted Pretax Income (bps) 5.2 5.0 0.7 2.3 3.6 Originations: Financial Performance(1) $ mm Q3’14 Q4’14 Q1’15 Q2’15 Q3’15 Revenue $139 $145 $158 $170 $180 Total Expenses 85 99 99 111 130 Adjusted Pretax income $54 $47 $59 $59 $50 Servicing Outlook(2) Q4’15: exit the year at 5.0 bps 2016: long-term stability of 5 – 7 bps Originations Outlook(2) 2016: 30-35% recapture Driving cost per fulfilled loan lower 1) Please refer to Appendix for information on non-GAAP numbers and reconciliations. 2) Estimates of future profitability and recapture targets are forward looking and based on a number of factors outside our control. Results could differ materially. 9

XomeSM Highlights 2015 strategic investments provide runway for execution and margin improvement in 2016 34% of Q3 total revenue from 3rd party business 60% title revenue growth year-over-year(1) Private equity offering: Not imminent and not required to execute our strategy or achieve our long-term goals(2) Q4 Preview: additional investments in technology / marketing and lower REO /Title due to seasonality and TRID Performance Metrics $ in mm Q2’15 Q3’15 QoQ % Revenue $122 $109 (11)% Total Expenses 94 92 (2)% Adjusted Pretax Income $28 $17 (39) % Key Metrics: Property sales 6,131 4,913 (20)% REO ending inventory 8,279 8,008 (3%) Fulfillment orders 158,100 167,200 6% 3rd party business % 30% 34% 13% Revenue Growth and Adjusted Cash Flow(3) $ in mm +37% Year-over-Year $80 $82 $108 $122 $109 $32 $31 $34 $34$23 $0 $20 $40 $60 $80 $100 $120 $140 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Revenue Adj. Cash Flow 1) Comparing 9 months ended 9/30/14 to 9 months ended 9/30/15. 2) Estimates of future events are forward looking and based on a number of factors outside our control. Results could differ materially. 3) Please refer to Appendix for information on non-GAAP numbers and reconciliations. 10

Our Commitment to Customer Experience Customer satisfaction propelled by: Multiple project enhancements that focus on compliance and customers Chief Customer Officer focused on customer experience “Operation Zero” driving customer complaints to ZERO Increase / (Decrease) in Number of Complaints per 1,000 Customers(1) Peer median: +9.7% 17.5% 16.0% 14.5% 4.8% 3.0% -6.3% PHH OCN PFSI JPM WAC NSM Customer commitment demonstrated by investments including: For every 1,000 loans we service, we receive 0.78 complaints Ongoing investment in self-service initiatives (IVR system) Ongoing borrower education videos 1H’16: launch enhancements to NSM website and mobile apps Complaint Reductions Per 1,000 loans 32% decline from Oct. ‘14 to Oct. ‘15 2015 complaints 2014 complaints 1.69 1.74 1.95 1.74 1.58 1.32 1.39 1.29 1.12 1.15 1.02 1.14 1.24 1.07 1.18 1.02 0.78 0.90 0.85 0.81 0.83 0.78 0.00 0.50 1.00 1.50 2.00 2.50 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Sources: CFPB and Inside Mortgage Finance. 1) Change in complaints calculated from 3Q’14 to 3Q’15. Calculation assumes average loan size of $180,000 per 1,000 customers. 11

Experienced Senior Management Team

Nationstar MORTGAGE

Nationstar Executive Management Filled With Focused Industry Experience

Jay Bray – President and Chief Executive Officer
- Senior Management with Bank of America
- Joined Nationstar May 2000

Tony Ebers – Executive Vice President, Originations
- Head of Mortgage Lending, OneWest Bank
- EVP of marketing, operations, risk mgmt at IndyMac
- Joined Nationstar July 2015

Ramesh Lakshminarayanan – Chief Risk Officer
- Chase Home Lending, Chief Risk Officer
- CitiFinancial Cons Finance, Group Chief Risk Officer
- Joined Nationstar July 2012

Tran Taylor – Chief Human Resources Officer
- Travelocity, Chief People Officer
- Alliance Data, The Home Depot, Senior HR Mgt.
- Joined Nationstar May 2015

Sridhar Sharma – Chief Information Officer
- Chief Technology Officer for Infosys Technologies, Ugam Solutions
- Joined Nationstar April 2015

Robert Stiles – Chief Financial Officer
- Altisource Portfolio Solutions, CFO
- Sr. Mgt. Roles with Viacom, Time Warner, KPMG
- Joined Nationstar January 2013

Mike Rawls – Executive Vice President, Servicing
- Banc One Financial Services, VP of Default Management
- Joined Nationstar January 2000

Steve Covington – Chief Compliance Officer
- Morgan Stanley, Executive Director of Risk Mgt.
- First Horizon, Regulatory Compliance and QC
- Joined Nationstar June 2015

Tony Villani – General Counsel
- Goldman Sachs, Bear Stearns/EMC Mortgage, and CitiFinancial Mortgage Company
- Joined Nationstar October 2011

Dana Dillard – Chief Customer Officer
- GMAC RESCAP, REO, Liquidations and Outreach
- Joined Nationstar April 2013

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Endnotes Adjusted Cash Flow (“Adjusted Cash Flow”) This disclaimer applies to every usage of Adjusted Cash Flow in this presentation. Adjusted Cash Flow is a metric that is used by management to provide an estimate of cash flow generated by the operating segments. Adjusted Cash Flow begins with pretax income and makes adjustments for cash and non-cash items including changes in the fair value of MSRs, value of capitalized servicing retained, depreciation and amortization, stock based compensation and cash taxes. Adjusted Pretax Income (“Adjusted Pretax Income”) (Servicing) This disclaimer applies to every usage of Adjusted Pretax Income in this presentation. Adjusted Pretax Income is a metric that is used by management to provide a better depiction of the results of servicing operations by excluding changes in fair value of the MSR and non-recurring expenses. Adjusted Pretax Income (“Adjusted Pretax Income”) (Originations) This disclaimer applies to every usage of Adjusted Pretax Income in this presentation. Adjusted Pretax Income is a metric that is used by management to provide a better depiction of the results of originations operations by excluding non-recurring expenses. Adjusted Pretax Income (“Adjusted Pretax Income”) (Xome) This disclaimer applies to every usage of Adjusted Pretax Income in this presentation. Adjusted Pretax Income is a metric that is used by management to provide a better depiction of the results of Xome operations by excluding non-recurring expenses. 13

Appendix 14

Segment Adjusted Cash Flow Reconciliations

Nationstar MORTGAGE

$ in mm	Q2'15 Servicing	Q2'15 Xome	Q2'15 Orig	Q2'15 Corp / Other	Q2'15 Total	Q3'15 Servicing	Q3'15 Xome	Q3'15 Orig	Q3'15 Corp / Other	Q3'15 Total
GAAP Pretax Income	$96	$28	$54	($58)	$120	($127)	$17	$50	($53)	($112)
MTM Adjustments	($82)	---	---	---	($82)	$152	---	---	---	$152
Amortization[1]	$88	---	---	---	$88	$82	---	---	---	$82
Principal Payments on Co-Invest	$42	---	---	---	$42	$47	---	---	---	$47
Servicing Value Retained	---	---	($58)	---	($58)	---	---	($60)	---	($60)
Other[2]	$5	$7	$3	($5)	$10	$7	$6	$4	($20)	($3)
Non-Recurring Expenses	$9	---	$4	$4	$17	$11	---	---	---	$11
Adjusted Cash Flow	**$158**	**$34**	**$4**	**($59)**	**$137**	**$172**	**$23**	**$(6)**	**($73)**	**$116**

1) Total amortization represents amortization of scheduled, voluntary and involuntary principal payments from the mortgage servicing rights, net of accretion from MSR related liabilities including excess spread financing. Previously, the release of mortgage servicing liabilities related to GNMA buy-outs was reflected as a reduction of amortization totaling $27mm and $27mm in Q3'15 and Q2'15, respectively, and has been removed to reflect actual amortization for the periods.
2) Other includes $7mm of depreciation & amortization in Q3'15. Other includes $14mm of depreciation & amortization, $6mm of stock based compensation and $10mm of cash taxes in Q2'15.

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Servicing: Operational P&L

Nationstar MORTGAGE

$ in mm, unless otherwise noted	Q2'15		Q3'15	
	$	bps	$	bps
Operating Revenue	408.2	41.3	419.0	41.9
Labor costs(1)	60.7	6.2	61.5	6.2
Direct corporate allocation	39.8	4.0	39.9	4.0
Other direct expenses	100.0	10.1	99.3	9.9
Total Expenses	200.5	20.3	200.7	20.1
Other (income) / expense	2.6	0.3	0.9	0.1
Adj. operating income b/f amortization	***205.0***	***20.8***	***217.5***	***21.8***
MSR amortization	(133.9)	(13.6)	(130.6)	(13.1)
Excess spread accretion	45.7	4.6	48.3	4.8
Total amortization(2)	(88.3)	(8.9)	(82.2)	(8.2)
Adjusted operating income	***116.7***	***11.8***	***135.3***	***13.5***
MSR financing liability payments	31.1	3.2	30.5	3.0
Excess spread payments – principal	41.9	4.2	47.1	4.7
Excess spread payments – interest	20.6	2.1	21.9	2.2
Total financing structure payments	93.6	9.5	99.5	10.0
Adjusted Pretax Income	***23.1***	***2.3***	***35.8***	***3.6***
Excess Spread / Financing MTM	(43.6)	(4.4)	63.6	6.4
MSR MTM	125.3	12.7	(215.2)	(21.5)
Total MTM adjustments	81.7	8.3	(151.6)	(15.2)
Non-recurring expenses	(9.0)	(0.9)	(10.8)	(1.1)
GAAP Pretax Income	***95.8***	***9.7***	***(126.6)***	***(12.7)***
Average UPB ($B)	$394.9		$399.9	

1) Q2'15 labor costs excludes $4.3mm in severance and Q2'15 other direct expenses excludes $4.7mm of legal and other non-recurring items.
2) Previously, the release of mortgage servicing liabilities related to GNMA buy-outs was reflected in the Operating P&L as a reduction of amortization totaling $27mm in Q2'15 and Q3'15, respectively. These items have been reclassified, for presentation purposes, to the Operating Revenue line item in all periods.

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Prudently Scaling the Business Adaptive to Changing Market Conditions Awarded Contracts by Top Financial Institutions and Government Agencies UPB ($B) $10B $13B $21B $34B $64B $107B $208B $391B $381B $408 B $- $50 $100 $150 $200 $250 $300 $350 $400 $450 2006 2007 2008 2009 2010 2011 2012 2013 2014 3Q 2015 Acquired by Fortress managed funds Shutdown non-prime originations, Shifted focus to servicing Acquired first 3rd party portfolio via GSE relationship 1st to be awarded Special Servicing contract by NY Federal Reserve Awarded first FDIC contract Awarded $25+B UPB of subservicing from First Tennessee Completed 1st Excess MSR investment Compliance to Consent Order Completed IPO Acquisition of Aurora Bank servicing assets Boarded 1,050,950 BofA loans during 2013 Received Five STAR designation from FNMA, the highest level of recognition 4th Largest Servicer, with 2mm+ Customers Includes Reverse Mortgage and Acquired Servicing Rights portfolios. 17